UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 23, 2007
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                        (Date of earliest event reported)


                             Trans World Corporation
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             (Exact name of registrant as specified in its charter)

         Nevada                          0-25244                    13-3738518
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(State or other jurisdiction       (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


  545 Fifth Avenue, Suite 940, New York, New York                 10017
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 (Address of principal executive offices)                      (Zip Code)

                                 (212) 983-3355
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

         ITEM 2.03         Creation of a Direct Financial Obligation or an
                           -----------------------------------------------
Obligation  under an Off-Balance  Sheet  Arrangement of a  Registrant
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         On July 23, 2007, Trans World Corporation ("TWC" or the "Company")
established a 24-month secured 150 million CZK (approximately $7.0 million), revolving credit facility that will be used for operations and general corporate purposes, including development. The credit facility, which is secured by the Company's Route 55 casino building and related land, has been made available through Commerzbank Aktiengesellschaft, pobocka Praha, and includes an option, exercisable by the Company two months prior to full-term maturity, to extend the term for an additional 12 months, with all other provisions, including the rate of interest, remaining the same. The interest, in conjunction with each requested draw-down terms of either 1-month, 3-month, or 6-month, is calculated using the corresponding Prague Interbank Offering Rate ("PRIBOR"), plus 400 basis points, based on a 360-day calendar year.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANS WORLD CORPORATION



                                    By:  /s/  Rami S. Ramadan
                                         -----------------------------
July 27, 2007                            Rami S. Ramadan
                                         Chief Executive Officer and
                                         Chief Financial Officer

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